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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-58428) of Southside Bancshares, Inc. and its subsidiaries of our report dated March 4, 2002 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.


/s/ PRICEWATERHOUSECOOPERS LLP


PricewaterhouseCoopers LLP
Dallas, Texas
March 4, 2002